IAE PROPRIETARY INFORMATION
Exhibit 10.3
IAE Building
400 Main Street
East Hartford, CT 06108 USA
May 27, 2008
JetBlue Airways Corporation
118-29 Queens Blvd.
Forest Hills, NY 11375
Attention: Senior Vice President Treasurer

Subject:	Side Letter No. 25 to the V2500 General Terms of Sale Agreement between JetBlue Airways Corporation and IAE International Aero Engines AG dated May 4, 1999 (the “Agreement”)
Dear Sir:
     IAE is pleased to submit to JetBlue this Side Letter No. 25 to the Agreement in support of JetBlue’s deferral of certain Aircraft deliveries in exchange for certain commitments and agreements expressed below. Unless expressly stated to the contrary, and to the extent possible, capitalized terms used in this Side Letter No. 25 shall have the same meaning given to them in the Agreement.
     The parties hereby agree as follows:
1.	Reschedule the delivery of nine (9) firm Aircraft from calendar year 2009 to calendar year 2014;

2.	Reschedule the delivery of three (3) firm Aircraft from calendar year 2010 to calendar year 2014;

3.	Reschedule the delivery of four (4) firm Aircraft from calendar year 2010 to calendar year 2015;

4.	Reschedule the delivery of five (5) firm Aircraft from calendar year 2011 to calendar year 2015;

5.	Cancel three (3) option Aircraft from calendar year 2011;

6.	Cancel four (4) option Aircraft from calendar year 2012; and

7.	Cancel three (3) option Aircraft from calendar year 2013.

IAE PROPRIETARY INFORMATION
     Accordingly, Exhibit B-1 to the Agreement (as amended by various Side Letters) is hereby deleted in its entirety and replaced by the revised delivery schedule attached as Exhibit B-1 hereto.
     In consideration of IAE agreeing to the aircraft deferrals and cancellations described above, JetBlue agrees to and acknowledges the following:
a.	[***]

[***]

b.	Spare Parts Provisions
JetBlue shall make all reasonable efforts to ensure that only IAE designed and approved Spare Parts shall be installed in any V2500-A5 powered Aircraft by JetBlue or its maintenance provider for as long as such Aircraft are operated by JetBlue. Such Spare Parts shall as a minimum include all Life Limited Parts and any part in direct contact with the engine gas flow.
Accordingly, the parties hereby agree to amend Clause 3 Spare Parts Provisions of the Agreement as follows:
(i)	Delete existing Clause 3.1.1 of the Agreement, including Subclauses 3.1.1.1 and 3.1.1.2, and insert in its place the following Clause:
3.1.1	JetBlue agrees that for so long as JetBlue owns and operates one or more Aircraft in regular commercial service, JetBlue shall make all reasonable efforts to ensure that only Spare Parts manufactured pursuant to the detailed design and order of IAE shall be used as Spare Parts for its engines. IAE agrees that it shall provide that reasonably adequate supplies of Spare Parts are available for sale to JetBlue or its maintenance provider under this Agreement or any other applicable agreement. In consideration thereof, IAE shall sell to JetBlue or its maintenance provider and, except as hereinafter provided, JetBlue shall purchase from IAE or cause its maintenance provider to purchase from IAE:
3.1.1.1	JetBlue’s requirements of Spare Parts; and
3.1.1.2	Vendor Parts for which direct supply arrangements between the manufacturers of such Vendor Parts and JetBlue cannot be established. Except for the purposes of Initial Provisioning pursuant to Clause 3.3 below, JetBlue shall notify IAE in writing not less than twelve (12) months before scheduled delivery requested by JetBlue that JetBlue intends to purchase such Vendor Parts from IAE.

[***] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

IAE PROPRIETARY INFORMATION
(ii)	Delete existing Clause 3.14.1 of the Agreement and insert in its place the following Clause:
3.14.1	JetBlue may purchase or cause its maintenance provider to purchase from another A320 family aircraft operator IAE designed and approved Spare Parts, which by virtue of Clause 3.1.1 above are otherwise required to be purchased from IAE:
3.14.1.1	on an occasional basis; or
3.14.1.2	where the said operator has published details of excessive stock holdings of the Spare Parts concerned; or
3.14.1.3	pursuant to a pooling arrangement or joint use agreement between JetBlue and the said operator.
(iii)	Delete existing Clause 3.14.2 of the Agreement and insert in its place the following Clause:
3.14.2	Subject to the conditions specified below, in the following circumstances JetBlue or its service provider may obtain from established and approved sources, other than IAE or other Aircraft operators, IAE designed and approved Spare Parts which by virtue of Clause 3.1.1 above are required to be purchased from IAE:
Existing Subclauses 3.14.2.1, 3.14.2.2, and 3.14.2.3, and the final sentence of Clause 3.14.2 of the Agreement which follows those Subclauses, are not deleted and remain in full force and effect.
c.	Escalation
IAE shall continue to [***]. Thereafter such prices and credits shall escalate in accordance with the applicable escalation formula detailed in the Agreement.
All credits listed in Section 7 detailed in Side Letter No. 17 to the Agreement shall escalate [***] until December 31, 20[***]. In the event such credits are due to be issued with respect to an Aircraft delivered to JetBlue after December 31, 20[***], then all such credits shall be escalated in accordance with this Section c until December 31, 20[***], then fixed through December 31, 20[***], and extinguished thereafter.
Accordingly, the parties hereby agree to the following:
(i)	Clause 3 of Side Letter 13 shall be deleted in its entirety and replaced with the following:
“For the period beginning January 1, 2003 and ending December 31, 20[***], with respect to installed Propulsion Systems for installation on the Incremental Aircraft

[***] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

IAE PROPRIETARY INFORMATION
(the “Incremental Propulsion Systems”), IAE will, as of the respective dates of delivery for each of the Incremental Propulsion Systems delivered to and accepted by JetBlue, calculate [***]: (i) the deemed Shipset Price (as defined below) of each Incremental Propulsion Systems escalated in accordance with the Escalation Formulae I or II, as the case may be, set forth in Exhibit B-2, and (ii) the deemed Shipset Price of the Incremental Propulsion Systems [***]. IAE will adjust the aggregate amount of the credits due and payable to JetBlue for each such Aircraft [***]. For the purposes of administering this provision, the “Shipset Price” shall be deemed to be:

[***] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

IAE PROPRIETARY INFORMATION

	A319-100 (V2524-A5)		A320-200 (V2527-A5)		A321-200 (V2533-A5)
Incremental Firm Aircraft (January 2003)	$	[***]	$	[***]	$	[***]
New Option Aircraft (January 2003)	$	[***]	$	[***]	$	[***]
(ii)	Clause 4 of Side Letter 13 shall be deleted in its entirety and replaced with the following:
“4.1	The credits set forth in Clause 1 of this Side Letter 13 and the Spare Engine credits set forth in Clause 3 of Side Letter 1, as amended to date (the “Side Letter 13 Credits”) are subject to escalation in accordance with the applicable Escalation Formulae I and II, as the case may be, set forth in Exhibit B-2 to this Side Letter 13. Side Letter 13 Credits shall be escalated from the base month of January 2003 until delivery.
4.2	Notwithstanding the above, for the period beginning January 1, 2003 and ending December 31, 20[***], escalation as calculated by the formula in Exhibit B-2 shall be [***], provided that for any year in which escalation calculated by the formula in Exhibit B-2 [***].”
(iii)	The following shall be added at the end of Clause 5 of Side Letter 13:
“Notwithstanding the above, for the period beginning January 1, 2003 and ending December 31, 20[***], escalation for the New Firm Spare Engines and the New Option Spare Engines as calculated by the applicable formulae in Exhibit B-2 shall be [***], provided that for any year in which escalation calculated by the formula in Exhibit B-2 [***].”
(iv)	The following shall be added at the end of Clause 7 of Side Letter 13:
“Notwithstanding the above,
7.1	for the period beginning as of the effective date of this Side Letter 25 and ending December 31, 20[***], escalation as calculated by the formula in Exhibit B-2 shall be [***], provided that for any year in which escalation calculated by the formula in Exhibit B-2 [***]; and
7.2	for the period beginning January 1, 20[***] and ending December 31, 20[***], the credits shall be escalated in accordance with the formula set forth in Clause 7.1 above, calculated as of December 20[***]; and

7.3	for the period from January 1, 20[***], no credits shall be payable.”

[***] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

IAE PROPRIETARY INFORMATION
(v)	Clause 2 of Side Letter 17 shall be deleted in its entirety and replaced with the following:
“3.	For the period beginning January 1, 2003 and ending December 31, 20[***], with respect to installed Propulsion Systems for installation on 2004 Incremental Aircraft, IAE will, as of the respective dates of delivery for each of the 2004 Incremental Aircraft delivered to and accepted by JetBlue, calculate [***]: (i) the deemed Shipset Price (as defined below) escalated in accordance with the Escalation Formulae I or II, as the case may be, set forth in Exhibit B-2, and (ii) the deemed Shipset Price [***]. IAE will adjust the aggregate amount of the credits due and payable to JetBlue for each such 2004 Incremental Aircraft [***]. For the purposes of administering this provision, the “Shipset Price” shall be deemed to be:

	A319-100 (V2524-A5)		A320-200 (V2527-A5)		A321-200 (V2533-A5)
2004 Incremental Aircraft (January 2003)	$	[***]	$	[***]	$	[***]
(vi)	Clause 4 of Side Letter 17 shall be deleted in its entirety and replaced with the following:
“4.1	The credits set forth in Clause 1 of this Side Letter 17 and the Spare Engine credits set forth in Clause 3 of Side Letter 1, as amended to date (the “Side Letter 17 Credits”) are subject to escalation in accordance with the Escalation Formula set forth in Exhibit B to this Side Letter 17. Side Letter 17 Credits shall be escalated from the base month of January 2003 until delivery.
4.2	Notwithstanding the above, for the period beginning January 1, 2003 and ending December 31, 20[***], escalation as calculated by the formula in Exhibit B shall be [***], provided that for any year in which escalation calculated by the formula in Exhibit B [***].”
(vii)	The following shall be added at the end of Clause 5 of Side Letter 17:
“Notwithstanding the above, for the period beginning January 1, 2003 and ending December 31, 20[***], escalation for the 2004 New Firm Spare Engines and the 2004 New Option Spare Engines as calculated by the applicable formulae in Exhibit B-2 shall be [***], provided that for any year in which escalation calculated by the formula in Exhibit B-2 [***].”
(viii)	The following shall be added at the end of Clause 7 of Side Letter 17:
“Notwithstanding the above,

[***] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

IAE PROPRIETARY INFORMATION
7.1	for the period beginning as of the effective date of this Side Letter 25 and ending December 31, 20[***], escalation as calculated by the formula in Exhibit B shall be [***], provided that for any year in which escalation calculated by the formula in Exhibit B [***]; and
7.2	for the period beginning January 1, 20[***] and ending December 31, 20[***], the credits shall be escalated in accordance with formula set forth in Clause 7.1 above, calculated as of December 20[***]; and
7.3	for the period from January 1, 20[***], no credits shall be payable.”
(ix)	Clauses 3 and 4 of Side Letter 24 shall be deleted in their entirety and replaced with the following:
“3.	Notwithstanding any provision of the Agreement to the contrary, each and every credit awarded upon the delivery and acceptance of Aircraft with Rank [***] and [***] (the “FIA [***]Incremental Firm Aircraft”) shall be escalated from a base month of January 2003 in accordance with Escalation Formula I set forth in Exhibit B-2 to the Agreement to [***] (i) a date that is [***] prior to the actual delivery date of the corresponding FIA [***] Incremental Firm Aircraft, or (ii) December 20[***];
“4.	Notwithstanding any provision of the Agreement to the contrary, each and every credit awarded upon the delivery and acceptance of Aircraft with Rank No. [***] and No. [***] (the “FIA [***]2004 Incremental Firm Aircraft”) shall be escalated from a base month of January 2003 in accordance with Escalation Formula I set forth in Exhibit B-2 to the Agreement to [***] (i) a date that is [***] prior to the actual delivery date of the corresponding FIA [***]2004 Incremental Firm Aircraft, or (ii) December 20[***];”
d.	[***] Late Delivery Period
For each and every Aircraft delivered to and accepted by JetBlue that has an actual delivery date that occurs later than its scheduled delivery date as shown on Exhibit B-1 to the Agreement attached to this Side Letter No. 25 (the “Late Delivery Period”), IAE shall [***] upon delivery and acceptance of each such Aircraft [***].
e.	Limitation of Late Delivery Period
Under no circumstances shall the Late Delivery Period for any Aircraft with a delivery date shown on Exhibit B-1 to this Side Letter No. 25 extend beyond December 31, 20[***].

[***] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

IAE PROPRIETARY INFORMATION
[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

IAE PROPRIETARY INFORMATION
     Except as expressly amended by this Side Letter No. 25, all provisions of the Agreement (as amended from time to time by various side letters and amendments) remain in full force and effect.

Very truly yours,	Agreed to and accepted on behalf of
IAE International Aero Engines AG	JetBlue Airways Corporation

/s/ Mhairi MacKinnon	/s/ Mark D. Powers

Name Mhairi MacKinnon	Name Mark D. Powers

Commercial Manager — Americas	Senior Vice President Treasurer

Title	Title

27 May 2008	May 27, 2008

Date	Date

IAE PROPRIETARY INFORMATION
Exhibit B-1
Aircraft Delivery Schedules
As of May 2008
Glossary Note:
•	Delivered Aircraft are indicated by Italics typeface

•	Existing Firm Aircraft are indicated by normal typeface

•	Incremental Firm Aircraft are indicated by an asterisk (*)

•	2004 Incremental Aircraft, including all 2004 Incremental Aircraft and all Option Aircraft are indicated by bold typeface.

Rank No.	Aircraft	Month	Year
No. 1	Firm Aircraft	[***]	2000
No. 2	Firm Aircraft	[***]	2000
No. 3	Firm Aircraft	[***]	2000
No. 4	Firm Aircraft	[***]	2000
No. 5	Firm Aircraft	[***]	2000
No. 6	Firm Aircraft	[***]	2000
No. 7	Firm Aircraft	[***]	2001
No. 8	Firm Aircraft	[***]	2001
No. 9	Firm Aircraft	[***]	2001
No. 10	Firm Aircraft	[***]	2001
No. 11	Firm Aircraft	[***]	2001
No. 12	Firm Aircraft	[***]	2001
No. 13	Firm Aircraft	[***]	2001
No. 14	Firm Aircraft	[***]	2002
No. 15	Firm Aircraft	[***]	2002
No. 16	Firm Aircraft	[***]	2002
No. 17	Firm Aircraft	[***]	2002
No. 18	Firm Aircraft	[***]	2002
No. 19	Firm Aircraft	[***]	2002
No. 20	Firm Aircraft	[***]	2002
No. 21	Firm Aircraft	[***]	2002
No. 22	Firm Aircraft	[***]	2002
No. 23	Firm Aircraft	[***]	2002
No. 24	Firm Aircraft	[***]	2002
No. 25	Firm Aircraft	[***]	2002

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

IAE PROPRIETARY INFORMATION

Rank No.	Aircraft	Month	Year
No. 26	Firm Aircraft	[***]	2002
No. 27	Firm Aircraft	[***]	2002
No. 28	Firm Aircraft	[***]	2002
No. 29	Firm Aircraft	[***]	2002
No. 30	Firm Aircraft	[***]	2003
No. 31	Firm Aircraft	[***]	2003
No. 32	Firm Aircraft	[***]	2003
No. 33	Firm Aircraft	[***]	2003
No. 34	Firm Aircraft	[***]	2003
No. 35	Firm Aircraft	[***]	2003
No. 36	Firm Aircraft	[***]	2003
No. 37	Firm Aircraft	[***]	2003
No. 38	Firm Aircraft	[***]	2003
No. 39	Firm Aircraft	[***]	2003
No. 40	Firm Aircraft	[***]	2003
No. 41	Firm Aircraft	[***]	2003
No. 42	Firm Aircraft	[***]	2003
No. 43	Firm Aircraft	[***]	2003
No. 44	Firm Aircraft	[***]	2003
No. 45	Firm Aircraft	[***]	2004
No. 46	Firm Aircraft	[***]	2004
No. 47	Firm Aircraft	[***]	2004
No. 48	Firm Aircraft	[***]	2004
No. 49	Firm Aircraft	[***]	2004
No. 50	Firm Aircraft	[***]	2004
No. 51	Firm Aircraft	[***]	2004
No. 52	Firm Aircraft	[***]	2004
No. 53	Firm Aircraft	[***]	2004
No. 54	Firm Aircraft	[***]	2004
No. 55	Firm Aircraft	[***]	2004*
No. 56	Firm Aircraft	[***]	2004
No. 57	Firm Aircraft	[***]	2004
No. 58	Firm Aircraft	[***]	2004
No. 59	Firm Aircraft	[***]	2004*
No. 60	Firm Aircraft	[***]	2005
No. 61	Firm Aircraft	[***]	2005

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

IAE PROPRIETARY INFORMATION

Rank No.	Aircraft	Month	Year
No. 62	Firm Aircraft	[***]	2005*
No. 63	Firm Aircraft	[***]	2005
No. 64	Firm Aircraft	[***]	2005
No. 65	Firm Aircraft	[***]	2005
No. 66	Firm Aircraft	[***]	2005
No. 67	Firm Aircraft	[***]	2005*
No. 68	Firm Aircraft	[***]	2005
No. 69	Firm Aircraft	[***]	2005
No. 70	Firm Aircraft	[***]	2005
No. 71	Firm Aircraft	[***]	2005*
No. 72	Firm Aircraft	[***]	2005
No. 73	Firm Aircraft	[***]	2005
No. 74	Firm Aircraft	[***]	2005*
No. 75	Firm Aircraft	[***]	2005*
No. 76	Firm Aircraft	[***]	2006
No. 77	Firm Aircraft	[***]	2006
No. 78	Firm Aircraft	[***]	2006*
No. 79	Firm Aircraft	[***]	2006*
No. 80	Firm Aircraft	[***]	2006
No. 81	Firm Aircraft	[***]	2006*
No. 82	Firm Aircraft	[***]	2006
No. 83	Firm Aircraft	[***]	2006*
No. 84	Firm Aircraft	[***]	2006*
No. 85	Firm Aircraft	[***]	2006
No. 86	Firm Aircraft	[***]	2006*
No. 87	Firm Aircraft	[***]	2006*
No. 88	Firm Aircraft	[***]	2006
No. 89	Firm Aircraft	[***]	2006*
No. 90	Firm Aircraft	[***]	2006*
No. 91	Firm Aircraft	[***]	2006
No. 92	Firm Aircraft	[***]	2007
No. 93	Firm Aircraft	[***]	2007
No. 94	Firm Aircraft	[***]	2007
No. 95	Firm Aircraft	[***]	2007
No. 96	Firm Aircraft	[***]	2007
No. 97	Firm Aircraft	[***]	2007

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

IAE PROPRIETARY INFORMATION

Rank No.	Aircraft	Month	Year
No. 98	Firm Aircraft	[***]	2007*
No. 99	Firm Aircraft	[***]	2007*
No. 100	Firm Aircraft	[***]	2007*
No. 101	Firm Aircraft	[***]	2007*
No. 102	Firm Aircraft	[***]	2007*
No. 103	Firm Aircraft	[***]	2007*
No. 104	Firm Aircraft	[***]	2008*
No. 105	Firm Aircraft	[***]	2008*
No. 106	Firm Aircraft	[***]	2008*
No. 107	Firm Aircraft	[***]	2008*
No. 108	Firm Aircraft	[***]	2008*
No. 109	Firm Aircraft	[***]	2008*
No. 110	Firm Aircraft	[***]	2008*
No. 111	Firm Aircraft	[***]	2008*
No. 112	Firm Aircraft	[***]	2008*
No. 113	Firm Aircraft	[***]	2008*
No. 114	Firm Aircraft	[***]	2008*
No. 115	Firm Aircraft	[***]	2008*
No. 116	Firm Aircraft	[***]	2009*
No. 117	Firm Aircraft	[***]	2009*
No. 118	Firm Aircraft	[***]	2009*
No. 119	Firm Aircraft	[***]	2010*
No. 120	Firm Aircraft	[***]	2010*
No. 121	Firm Aircraft	[***]	2010*
No. 122	Firm Aircraft	Year	2011*
No. 123	Firm Aircraft	Year	2011*
No. 124	Firm Aircraft	Year	2011*
No. 125	Firm Aircraft	Year	2011*
No. 126	Firm Aircraft	Year	2011*
No. 127	Firm Aircraft	Year	2012*
No. 128	Firm Aircraft	Year	2012*
No. 129	Firm Aircraft	Year	2012*
No. 130	Firm Aircraft	Year	2012*
No. 131	Firm Aircraft	Year	2012*
No. 132	Firm Aircraft	Year	2012*

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

IAE PROPRIETARY INFORMATION

Rank No.	Aircraft	Month	Year
No. 133	Firm Aircraft	Year	2012
No. 134	Firm Aircraft	Year	2012
No. 135	Firm Aircraft	Year	2012
No. 136	Firm Aircraft	Year	2012
No. 137	Firm Aircraft	Year	2012*
No. 138	Firm Aircraft	Year	2012*
No. 139	Firm Aircraft	Year	2012*
No. 140	Firm Aircraft	Year	2013*
No. 141	Firm Aircraft	Year	2013*
No. 142	Firm Aircraft	Year	2013*
No. 143	Firm Aircraft	Year	2013
No. 144	Firm Aircraft	Year	2013
No. 145	Firm Aircraft	Year	2013*
No. 146	Firm Aircraft	Year	2013
No. 147	Firm Aircraft	Year	2013
No. 148	Firm Aircraft	Year	2013
No. 149	Firm Aircraft	Year	2013
No. 150	Firm Aircraft	Year	2013
No. 151	Firm Aircraft	Year	2013
No. 152	Firm Aircraft	Year	2013
No. 153	Firm Aircraft	Year	2014*
No. 154	Firm Aircraft	Year	2014
No. 155	Firm Aircraft	Year	2014
No. 156	Firm Aircraft	Year	2014
No. 157	Firm Aircraft	Year	2014
No. 158	Firm Aircraft	Year	2014
No. 159	Firm Aircraft	Year	2014
No. 160	Firm Aircraft	Year	2014
No. 161	Firm Aircraft	Year	2014
No. 162	Firm Aircraft	Year	2014*
No. 163	Firm Aircraft	Year	2014
No. 164	Firm Aircraft	Year	2014
No. 165	Firm Aircraft	Year	2015
No. 166	Firm Aircraft	Year	2015
No. 167	Firm Aircraft	Year	2015
No. 168	Firm Aircraft	Year	2015
No. 169	Firm Aircraft	Year	2015*
No. 170	Firm Aircraft	Year	2015*

IAE PROPRIETARY INFORMATION

Rank No.	Aircraft	Month	Year
No. 171	Firm Aircraft	Year	2015*
No. 172	Firm Aircraft	Year	2015*
No. 173	Firm Aircraft	Year	2015*
2004 Option Aircraft

Rank No.	Aircraft	Month	Year
No. 174	Option Aircraft	[***]	2011
No. 175	Option Aircraft	[***]	2011
No. 176	Option Aircraft	[***]	2011
No. 177	Option Aircraft	[***]	2012
No. 178	Option Aircraft	[***]	2012
No. 179	Option Aircraft	[***]	2012
No. 180	Option Aircraft	[***]	2012
No. 181	Option Aircraft	[***]	2013
No. 182	Option Aircraft	[***]	2013
No. 183	Option Aircraft	[***]	2013
No. 184	Option Aircraft	[***]	2013
No. 185	Option Aircraft	[***]	2013
No. 186	Option Aircraft	[***]	2013
No. 187	Option Aircraft	[***]	2013
No. 188	Option Aircraft	[***]	2014
No. 189	Option Aircraft	[***]	2014
No. 190	Option Aircraft	[***]	2014
No. 191	Option Aircraft	[***]	2014

Rank No.	Aircraft	Month	Year
No. 192	Option Aircraft	[***]	2015
No. 193	Option Aircraft	[***]	2015
No. 194	Option Aircraft	[***]	2015
No. 195	Option Aircraft	[***]	2015

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

IAE PROPRIETARY INFORMATION
Option Aircraft to be delivered after December 31, 2011 are subject to IAE and Airbus SAS concurrence on extension of the current purchase agreement between the parties.
Leased Aircraft

Year	Number	Delivery Dates
1999	1	[***]
2000	3	[***]
2001	4	[***]
2003	1	[***]
2004	1	[***]

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.